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                      SECURITIES AND EXCHANGE COMMISSION


                           Washington, D.C.   20549



                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  August 20, 1999



                         Barrett Resources Corporation
                 ---------------------------------------------
            (Exact name of registrant as specified in its charter)



         Delaware                      1-13446                 84-0832476
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(State or other jurisdiction       (Commission File        (IRS Employer
 of incorporation)                 Number)                 Identification No.)



      1515 Arapahoe Street, Tower 3, Suite 1000, Denver, Colorado  80202
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            (Address of principal executive offices)            (Zip Code)



       Registrant's telephone number, including area code (303) 572-3900
                                                          --------------
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Item 5.  Other Events.
         ------------

         On August 20, 1999, the Registrant issued the press release which is attached to this Report on Form 8-K as Exhibit 99.1.

Item 7.  Financial Statements And Exhibits.
         ---------------------------------

         (c)   Exhibits.
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                                 Exhibit Index
                                 -------------

Exhibit
Number   Description
------   -----------

99.1     Press release issued by the Registrant dated August 20, 1999.


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 23, 1999        BARRETT RESOURCES CORPORATION



                              By:    /s/ William J. Barrett
                                 -------------------------------------------
                                 William J. Barrett, Chief Executive Officer

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